Schedule of prepayments, receivables and other assets (Details) - USD ($) $ in Thousands		Sep. 30, 2024	Sep. 30, 2023
Prepayments Receivables And Other Assets Net
Deposit, net	[1]	$ 5,818	$ 78
Prepaid expenses, net		1,324	873
Deductible input value-added tax		811	695
Advance to employees, net		124	129
Others, net		43	28
Prepayments, receivables and other assets, net		$ 8,120	$ 1,803

[1]	During the year ended September 30, 2024, the Company has paid a total of US$5,800 as deposits to third party consulting service providers for the future financing and investing activities, such as merge and acquisition transactions. As of the issuance date of the combined and consolidated financial statements, the Company has terminated the contract signed with one of the consulting service providers, and the deposit of US$1,000 is expected to be returned to the Company within a month.